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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 28, 2000
                                                          --------------



                                  GANTOS, INC.
                                  ------------
             (Exact name of registrant as specified in its charter)


           Michigan                        0-14577                         38-1414122
         ------------                    -----------                     --------------
(State or other jurisdiction of    (Commission File Number)      (IRS Employer Identification
        incorporation)                                                         No.)
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     1266 E. Main Street, Fifth Floor, Stamford, Connecticut             06902
     -------------------------------------------------------          ----------
            (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (203) 358-0294
                                                           --------------

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ITEM 5.   OTHER EVENTS.

       Gantos, Inc. received notice from The Nasdaq Stock Market, Inc. on March
28, 2000 that Gantos's common shares have been de-listed from The Nasdaq
SmallCap Market. Stock trading had been suspended by The Nasdaq Stock Market since the day after Gantos's bankruptcy filing on December 28, 1999. Gantos currently knows of no other markets for trading of Gantos's common shares.

       Kahn Consulting, Inc., who was appointed by the Bankruptcy Court as the Responsible Officer for the Company on March 8, 2000, stated that, "currently the debtor does not expect shareholders of Gantos to receive anything from the proceeds of Gantos's liquidation."

       On March 14, 2000, Gantos, Inc. issued the press release attached as
Exhibit 99.1 to this report and incorporated in this report by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  EXHIBITS.

               99.1      Press Release of Gantos, Inc. dated March 14, 2000.


                                      -2-
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GANTOS, INC.
                                        (Registrant)

Dated:  March 31, 2000                  By:  KAHN CONSULTING, INC.

                                             Its:  Responsible Officer

                                             By:  /s/ Robert Rosenfeld
                                                 -------------------------------
                                                  Robert Rosenfeld, Director
                                                  Kahn Consulting, Inc.


                                      -3-
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                                INDEX TO EXHIBITS

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
Exhibit No.         Description
-----------         -----------
99.1                Press Release of Gantos, Inc. dated March 14, 2000.
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